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                                                                    EXHIBIT 10.2


                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of ______________, 1998, by and between Interstate General Properties Limited Partnership S.E., a Maryland limited partnership (the "Company") and Francisco Arrivi Cros (the "Executive"), a resident of Puerto Rico.

     WHEREAS, the Company is an indirect, wholly-owned subsidiary of American Community Properties Trust ("ACPT");

     WHEREAS, Interstate General Company, L.P. ("IGC") has transferred its principal real estate assets and operations, including the Company, to ACPT (the "Transferred Business") and distributed all of the common shares of beneficial interest of ACPT to its partners, including the Unitholders of IGC;

     WHEREAS, the Executive has been a senior executive officer of IGC for many years and therefore possesses unique and valuable experience and expertise relating to the Transferred Business;

     WHEREAS, in order to provide continuity of management and to take advantage of the Executive's expertise, the Company wishes to secure the services of the Executive, and the Executive wishes to provide such services, in accordance with the terms and subject to the considerations provided herein;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to be bound by the following terms and conditions:

     1.  Employment.  The Company shall employ the Executive, and the Executive
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hereby agrees to serve the Company, on the terms and conditions set forth
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herein. The Executive represents and warrants that neither the execution by him of this Agreement nor the performance by him of his duties and obligations hereunder will violate any agreement to which he is a party or by which he is bound.

     2.  Term.  The Executive's employment under this Agreement shall continue
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until his death, resignation or termination by the Board of Trustees of ACPT
(the "Board").

     3.  Position and Duties.  The Executive shall serve as President of the
         -------------------
Company and Executive Vice President of ACPT and shall have primary responsibility for managing the Puerto Rico real estate assets and operations of ACPT and its consolidated subsidiaries. In addition, the Executive shall have such other powers and duties as may from time to time be prescribed by the Board. The Executive shall report to the Chairman of the Board. The Executive shall devote substantially all of his working time and efforts to the business and affairs of ACPT and its subsidiaries.

     4.  Place of Performance.  In connection with his employment by the
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Company, the Executive shall be based at the principal offices of the Company which, as of the date of this Agreement, are located in Hato Rey, Puerto Rico.

     5.  Compensation.
         ------------

     (a) Base Salary.  The Executive shall receive an annual base salary of
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$275,000, payable in substantially equal semi-monthly installments (the "Base
Salary"). The Executive may receive salary increases at the discretion of the Board.

     (b) Benefit Plans.  The Executive shall participate in such bonus and
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benefit plans as may be established from time to time by the Company on the same basis as comparable senior executive employees of the Company.  The granting to
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Executive of any discretionary benefits under such plans shall be determined solely by the Board.

     (c) Expenses.  During the term of his employment hereunder, the Executive
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shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures established for the Company's senior executive officers) in connection with his services hereunder. The Executive shall account to the Company for such expenses in accordance with established Company policy.

     (d) Vacations.  The Executive shall be entitled to the number of paid
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vacation days determined by the Company generally for its senior executive officers, but not less than twenty (20) days per year. The Executive shall also be entitled to all paid holidays given to the Company's senior executive officers.

     (e) Certain Specified Benefits.  In addition to the benefits for which the
         --------------------------
Executive is eligible under subsection (b) of this section, during the term of his employment hereunder, the Company shall provide for the Executive's business use a suitable automobile and shall pay the Executive's membership dues in a Country Club reasonably acceptable to the Board.

     6.  Withholding.  Anything in this Agreement to the contrary
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notwithstanding, all payments required to be made by the Company hereunder to the Executive or his estate or beneficiaries shall be subject to the withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company may, in its sole discretion, accept other
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                                      -4-

provisions for payment of taxes and withholdings as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold compensation have been satisfied.

     7.  Unauthorized Disclosure.  During the period of his employment
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hereunder, and for a period of three (3) years thereafter, the Executive shall not, without the written consent of the Board or a person authorized by the Board, disclose to any person other than as required by law or court order, or other than to an authorized employee of the Company or its Affiliates, or to a person to whom disclosure is necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company (e.g.,
                                                                           ----
disclosure to the Company's or its Affiliates' outside accountants or bankers of financial data properly requested by such persons and approved by an authorized officer of the Company), any confidential information obtained by him while in the employ of the Company with respect to any of the Company's or the Company's Affiliates' products, services, customers, suppliers, marketing techniques, methods or future plans; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Company. The Executive shall be allowed to disclose confidential information to his attorney solely for the purpose of ascertaining whether such information is confidential within the intent of this Agreement; provided, however, that the Executive (a) discloses to his attorney the provisions of this Section 7 and (b) agrees not to waive the attorney-
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                                      -5-

client privilege with respect thereto. The provisions of this Section 7 shall survive termination of this Agreement.

     8.  Corporate Opportunities.
         -----------------------

     While the Executive is employed by the Company hereunder, the Executive shall use his best efforts to make available to the Company business opportunities that come to his attention.

     9.  Termination.  (a)  Either party may terminate the Executive's
         -----------
employment under this Agreement for any reason upon 90 days prior written notice to the other. Except as otherwise provided in this Section 9, upon such termination the salary payment and benefit obligations of the Company hereunder shall cease.

     (b) This Agreement automatically shall terminate upon the death or disability of the Executive. For purposes of this Agreement, the Executive shall become "disabled" at such time as the Executive has a physical or mental condition, verified by a physician designated by the Company, which in the good faith judgment of the Board prevents the Executive from carrying out one or more of the material aspects of his assigned duties for at least 270 consecutive days. The Executive agrees, upon request of the Board, at a time convenient to the Executive during a 30-day period designated by the Board, to submit to any medically reasonable examination by a physician designated by the Company. In the event of termination under this Section 9(b), (i) the Company shall pay to the Executive, or the Executive's estate, as the case may be, a pro-rated portion of the Base Salary for a period of six months following such termination and (ii) the Executive shall remain eligible to receive all benefits pursuant to
Section 6(b) hereof during such six month period.
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     (c) The Company may terminate this Agreement immediately for cause.  For purposes of this Agreement, "cause" shall mean any termination of the Executive by the Company approved by the Board arising from (i) the Executive's willful, reckless or negligent inattention to the welfare of ACPT and its subsidiaries,
(ii) the Executive's unethical conduct, (iii) the Executive's repeated disregard of the Company's written rules, policies and regulations, (iv) conviction of a felony or other criminal offense relating to fraud or theft or (v) repeated failure or refusal by the Executive to perform his material obligations under this Agreement, including any lawful directive of the Board. In the event of termination under this Section 9(c), all salary payment and benefit obligations of the Company hereunder shall cease immediately.

     (d) The Executive may terminate this Agreement immediately upon any breach by the Company of any of its obligations under this Agreement. In the event of
(i) a termination by Executive under this Section 9(d) or (ii) termination of this Agreement by the Company for any reason other than for cause, (X) the Company shall pay to the Executive the Base Salary for a period of 24 months following such termination, and (Y) the Executive shall remain eligible to receive all benefits pursuant to Section 6(b) hereof during such 24 month period.

     10.  Notices.  For purposes of this Agreement, notices and all other
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communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or facsimile transmission or five days after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
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                                      -7-

     If to the Company:

                Interstate General Properties Limited Partnership S.E. c/o American Rental Management Company
                222 Smallwood Village Center
                St. Charles Maryland  20602


     If to the Executive:

                Mr. Francisco Arrivi Cros
                c/o American Rental Management Company
                222 Smallwood Village Center
                St. Charles, Maryland  20602

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     11.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties hereto with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors, heirs, and permitted assigns of the parties; provided that the Executive may not assign this Agreement without the prior written consent of the Company.

     12.  Headings.  Article and section headings contained in this Agreement
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are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     13.  Validity.  The invalidity or unenforceability of any provision or
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                                      -8-

provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     14.  Governing Law.  This Agreement, the rights and obligations of the
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parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico (excluding the choice-of-law rules thereof).

     15.  Miscellaneous.  No provision of this Agreement may be modified, waived
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or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company.
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     16.  Arbitration.
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     (a) Except as otherwise specifically provided herein, any dispute or controversy arising between the Executive and the Company relating to this Agreement shall be submitted to private, binding arbitration, upon the written request of either the Executive or the Company, before a panel of three arbitrators, under the auspices of and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), such arbitration to take place in San Juan, Puerto Rico, or as otherwise determined by the arbitrators. In the event of such dispute or controversy, the Company and the Executive shall independently and simultaneously select one arbitrator each, both of whom must have no past or present familial or business relationships with the parties and must possess expertise in the area of compensation of senior management employees. These two arbitrators shall jointly agree upon and select a third arbitrator who also possesses such credentials. These three arbitrators shall hear and decide the dispute or controversy by majority vote, and their decision and award shall be final and conclusive upon the parties, and their heirs, administrators, executors, successors, and assigns. The arbitrators shall have no power or authority to add to, subtract from, or otherwise modify the terms of this Agreement. In the event that the Commercial Arbitration Rules of the AAA conflict with the procedures set forth in this section, the terms of this section shall govern. The Executive and the Company agree that the arbitration must be initiated by personally delivering a statement of claim to the AAA and to the party against whom the claim is asserted no later than ninety (90) days after the basis of the claim becomes known, or reasonably should have been known or discovered, by the party asserting the claim. In the event arbitration is not initiated within such ninety (90) day period, such claim,
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                                      -10-

dispute, or controversy shall be irrevocably time-barred. A judgment based upon such arbitration award may be entered in any court having jurisdiction thereof.

        (b) Notwithstanding the foregoing, any action brought by the Company seeking a temporary restraining order, temporary and/or permanent injunction, and/or a decree of specific performance of the terms of this Agreement may be brought in a court of competent jurisdiction without the obligation to proceed first to arbitration.

     17.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                        INTERSTATE GENERAL PROPERTIES LIMITED
                                        PARTNERSHIP S.E.

                                        By:  IGP Group Corp.
                                             its managing general partner


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title


                                        FRANCISCO ARRIVI CROS



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ACPT Guarantee

     For so long as ACPT owns directly, or indirectly, a majority equity interest in the Company, ACPT unconditionally guarantees the obligations of this Company under this Agreement.

                                        AMERICAN COMMUNITY PROPERTIES TRUST


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: